UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 1, 2025

HANMI FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-30421	95-4788120
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

900 Wilshire Boulevard, Suite 1250

Los Angeles, CA 90017

(Address of Principal Executive Offices) (Zip Code)

(213) 382-2200

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	HAFC	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company,indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)   Election of Directors

On March 3, 2025, Hanmi Financial Corporation (the “Company”), and its wholly-owned subsidiary, Hanmi Bank (the “Bank”), announced that Christine P. Ball had been appointed to the Board of Directors of the Company and the Bank effective March 1, 2025.

Ms. Ball has more than 20 years of experience in corporate, commercial and private banking.  She worked for City National Bank in Los Angeles, California, serving as Senior Vice President and Deputy Chief Credit Officer from 2022 until 2024 and Senior Vice President and Division Credit Manager, Entertainment from 2013 until 2022.  She was a Senior Vice President at Wells Fargo Bank from 2008 until 2013 and a Senior Vice President for Wachovia Bank from 2006 until 2008 when it merged with Wells Fargo Bank.  Ms. Ball earned a B.A. degree in economics from the University of California, Davis and an M.B.A. degree in finance from Cornell University.

Ms. Ball was appointed to the Risk, Compliance and Planning Committee of the Company.

There are no arrangements or understandings between Ms. Ball and any other persons pursuant to which he was selected as a director.  There are no family relationships between Ms. Ball and any director, executive officer or any person nominated or chosen by the Company to become a director or executive officer.  No information is required to be disclosed with respect to Ms. Ball pursuant to Item 404(a) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release issued by Hanmi Financial dated March 3, 2025
104	The cover page from the Company's Form 8-K, formatted in Inline XBRL.

Forward-Looking Statements

This press release contains forward-looking statements, which are included in accordance with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are “forward–looking statements” for purposes of federal and state securities laws, including, but not limited to, statements about our anticipated future operating and financial performance, financial position and liquidity, business strategies, regulatory and competitive outlook, investment and expenditure plans, capital and financing needs and availability, plans and objectives of management for future operations, developments regarding our capital and strategic plans, and other similar forecasts and statements of expectation and statements of assumption underlying any of the foregoing. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of such terms and other comparable terminology. Although we believe that our forward-looking statements to be reasonable, we cannot guarantee future results, levels of activity, performance or achievements.

These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, strategies, outlook, needs, plans, objectives or achievements to differ from those expressed or implied by the forward-looking statements. These factors include:

  failure to maintain adequate levels of capital and liquidity to support our operations;
  changes in liquidity, including the size and composition of the Hanmi Bank’s deposit portfolio, and the percentage of uninsured deposits in the portfolio;
  general economic and business conditions internationally, nationally and in those areas in which we operate, including risks associated with a potential return of recessionary conditions;
  volatility and deterioration in the credit and equity markets; changes in consumer spending, borrowing and savings habits;
  availability of capital;
  demographic changes;
  competition for loans and deposits and failure to attract or retain loans and deposits;
  inflation and fluctuations in interest rates and a decline in the level of our interest rate spread or net interest margin;
  inflation and fluctuations in interest rates that reduce our margins and yields, the fair value of financial instruments, the level of loan originations or prepayments on loans we have made and make, the level of loan sales and the cost we pay to retain and attract deposits and secure other types of funding;
  our ability to enter new markets successfully and capitalize on growth opportunities;
  the current or anticipated impact of military conflict, terrorism or other geopolitical events;
   the effect of potential future supervisory action against us or Hanmi Bank and our ability to address any issues raised in our regulatory exams;
  risks associated with natural disasters; legal proceedings and litigation brought against us;
   a failure in or breach of our operational or security systems or infrastructure, including cyber-attacks;
  the failure to maintain current technologies;
  risks associated with Small Business Administration (“SBA”) loans;
  failure to attract or retain key employees; our ability to access cost-effective funding;
  the imposition of tariffs or other domestic or international governmental polices impacting the value of the products of our borrowers;
  changes in liquidity, including the size and composition of our deposit portfolio and the percentage of uninsured deposits in the portfolio;
  fluctuations in real estate values;
  changes in accounting policies and practices;
  changes in governmental regulation, including, but not limited to, any increase in Federal Deposit Insurance Corporation (the “FDIC”) insurance premiums;
  monetary and fiscal policies of the U.S. government, including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System (the "Federal Reserve");
  the ability of Hanmi Bank to make distributions to Hanmi Financial Corporation, which is restricted by certain factors, including Hanmi Bank’s retained earnings, net income, prior distributions made, and certain other financial tests;
  strategic transactions we may enter into, including our ability to enter into new markets and capitalize on growth opportunities; the adequacy of and changes in the methodology for computing the allowance for credit losses (“ACL”);
  changes in the quality of our loan and securities portfolios and the effect of credit quality on our credit loss expense and allowance for credit losses;
  changes in the financial performance and/or condition of our borrowers and the ability of our borrowers to perform under the terms of their loans and other terms of credit agreements;
  our ability to control expenses;
  cyber security and fraud risks against our information technology and those of our third-party providers and vendors;
  and our inability to successfully implement future information technology enhancements.

In addition, we set forth certain risks in our reports filed with the U.S. Securities and Exchange Commission, including, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2024, our Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K that we will file hereafter, which could cause actual results to differ from those projected. We undertake no obligation to update such forward-looking statements except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANMI FINANCIAL CORPORATION

Date: March 1, 2025	By:	/s/ Bonita I. Lee
Bonita I. Lee
Chief Executive Officer